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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2000


                       DAISYTEK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


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
DELAWARE                                    0-25400                                 75-2421746
(State or other                             (Commission                             (I.R.S. Employer
jurisdiction of                             File Number)                            Identification
incorporation)                                                                      Number)


500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                                              75074
(Address of principal executive offices)                                             (Zip Code)
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Registrant's telephone number, including area code: (972) 881-4700

                                      NONE
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

     On June 8, 2000, Daisytek International Corporation issued a press release filed herewith as Exhibit 99, related to its Board of Directors approving the separation of PFSweb, Inc. from Daisytek by means of a tax-free dividend of Daisytek's remaining 80.1 percent ownership of PFSweb. The distribution is payable at the close of business on July 6, 2000, to Daisytek shareholders of record as of June 19, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired

          Not  applicable

     (b)  Pro forma financial information

          Not  applicable

     (c)  Exhibits

          99.  Press Release dated June 8, 2000.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DAISYTEK INTERNATIONAL CORPORATION



Dated: June 14, 2000                By:   /s/ RALPH MITCHELL
                                    Ralph Mitchell
                                    Chief Financial Officer,
                                    Executive Vice President - Finance






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                                INDEX TO EXHIBITS

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   EXHIBIT                                                                                         PAGE NUMBER
     NO.                           EXHIBIT
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
99.                     Press Release dated June 8, 2000.............................                   5
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